EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Balanced Fund
Name of Underwriter From Who Purchased:
Salomon Brothers International Ltd.

Names of Underwriting syndicate members:
Salomon Smith Barney, Banc of America Securities, LLC, Barclays Capital, Goldman, Sachs & Co., J.P. Morgan Securities, Bank of Tokyo-Mitsubishi Ltd., London, BNP Paribas, Fleet Securities, RBC Dominion Securities,
Royal Bank of Scotland PLC (US), Scotia Capital Inc.,
Westdeutsche Landesbank Girozentra

Name of Issuer:
Amerada Hess

Title of Security:
AHC 5.9% 8/15/06

Date of First Offering:
8/8/01

Dollar Amount Purchased:
$139,881,000

Number of Shares Purchased:
140,000

Price Per Unit:
99.9150

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Capital Growth Fund
Name of Underwriter From Who Purchased:
Bear Stearns & Co., Inc., Merrill Lynch Pierce, Fenner & Smith Inc., Credit Lyonnais, Bank of America, Salomon Smith Barney

Names of Underwriting syndicate members:
Bear Stearns, Merrill Lynch, Salomon Smith Barney, Bank of America, Goldman Sachs, Lehman Brothers, Credit Lyonnais, Cain Rauscher, JP Morgan, SG Cowen

Name of Issuer:
Cablevision Corporation

Title of Security:
Cablevision Corporation

Date of First Offering:
10/17/01

Dollar Amount Purchased:
$4,150,039.95

Number of Shares Purchased:
115,119

Price Per Unit:
$36.05

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Growth and Income Fund
Name of Underwriter From Who Purchased:
Credit Suisse First Boston, UBS Warburg, Salomon Smith Barney, Morgan Stanley, Merrill Lynch, Lehman Brothers, Goldman Sachs

Names of Underwriting syndicate members:
Goldman Sachs, Merrill Lynch, D.A. Davidson

Name of Issuer:
Plum Creek Timber Company, Inc.

Title of Security:
Plum Creek Timber Company, Inc.

Date of First Offering:
11/15/01

Dollar Amount Purchased:
$2,940,000.00

Number of Shares Purchased:
105,000

Price Per Unit:
$28.00

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Growth and Income Fund
Name of Underwriter From Who Purchased:
AG Edwards, Santander, UBS Warburg, Bank and America, Keefe Bruyette and Woods Fox-Pitt, Kelton

Names of Underwriting syndicate members:
Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, Salomon Smith Barney

Name of Issuer:
Principal Financial Corporation

Title of Security:
Principal Financial Corporation

Date of First Offering:
10/22/01

Dollar Amount Purchased:
$1,735,300.00

Number of Shares Purchased:
93,800

Price Per Unit:
$18.00

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Growth Opportunities Fund
Name of Underwriter From Who Purchased:
Credit Suisse First Boston, AG Edwards, Raymond James, UBS Warburg

Names of Underwriting syndicate members:
Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, Salomon Smith Barney, UBS Warburg

Name of Issuer:
Weight Watchers Inc.

Title of Security:
Weight Watchers Inc.

Date of First Offering:
11/20/01

Dollar Amount Purchased:
$992,352.00

Number of Shares Purchased:
41,348

Price Per Unit:
$24.00

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Growth Opportunities Fund
Name of Underwriter From Who Purchased:
Morgan Stanley, UBS Warburg, Credit Suisse, Merrill Lynch, JP Morgan, Deutsche Banc Alex Brown, Goldman Sachs, Lazard Punk Ziegel,
Salomon Smith Barney, Monness Crespi Hardt

Names of Underwriting syndicate members:
Morgan Stanley, UBS Warburg, Credit Suisse, Merrill Lynch, JP Morgan, Deutsche Banc Alex Brown, Goldman Sachs, Lazard Punk Ziegel,
Salomon Smith Barney, Monness Crespi Hardt

Name of Issuer:
Biovail Corporation

Title of Security:
Biovail Corporation

Date of First Offering:
11/13/02

Dollar Amount Purchased:
$3,590,518.00

Number of Shares Purchased:
76,394

Price Per Unit:
$47.00

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Large Cap Value Fund
Name of Underwriter From Who Purchased:
AG Edwards, Santander, UBS Warburg, Bank and America, Keefe Bruyette and Woods Fox-Pitt, Kelton

Names of Underwriting syndicate members:
Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, Salomon Smith Barney

Name of Issuer:
Principal Financial Corporation

Title of Security:
Principal Financial Corporation

Date of First Offering:
10/22/01

Dollar Amount Purchased:
$741,850.00

Number of Shares Purchased:
40,100

Price Per Unit:
$18.00

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Mid Cap Value Fund
Name of Underwriter From Who Purchased:
AG Edwards, Santander, UBS Warburg, Bank and America, Keefe Bruyette and Woods Fox-Pitt, Kelton

Names of Underwriting syndicate members:
Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, Salomon Smith Barney

Name of Issuer:
Principal Financial Corporation

Title of Security:
Principal Financial Corporation

Date of First Offering:
10/22/01

Dollar Amount Purchased:
$1,544,694.50

Number of Shares Purchased:
83,497

Price Per Unit:
$18.00

Resolution Approved by the Board of Trustees:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended October 31, 2001 for the Balanced Fund (fixed income portion); October 31, 2001 for the fixed income Funds and Global Sector Funds; November 30, 2001 for the equity Funds; and December 31, 2001 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended December 30, 2001, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Growth Opportunities Fund
Name of Underwriter From Who Purchased:
Bear Stearns, Credit Suisse First Boston, Deutsche Bank Securities, Banc of America Securities, William Blair & Company

Names of Underwriting syndicate members:
Banc of America Securities, Goldman, Sachs & Co., JP Morgan,
Deutsche Bank Alex. Brown, Credit Suisse First Boston

Name of Issuer:
Entercom Communications Corp.

Title of Security:
Entercom Communications Corp.

Date of First Offering:
2/27/02

Dollar Amount Purchased:
$4,444,502.50

Number of Shares Purchased:
86,722

Price Per Unit:
$51.25

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Growth Opportunities Fund
Name of Underwriter From Who Purchased:
Morgan Stanley, First Union, Prudential Securities, JP Morgan, Credit Lyonnais

Names of Underwriting syndicate members:
Goldman Sachs, Morgan Stanley, JP Morgan, Salomon Smith Barney,
Wachovia Securities

Name of Issuer:
Aramark Corporation

Title of Security:
Aramark Corporation

Date of First Offering:
12/10/01

Dollar Amount Purchased:
$3,942,200.00

Number of Shares Purchased:
171,400

Price Per Unit:
$23.00

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Mid Cap Value Fund
Name of Underwriter From Who Purchased:
Morgan Stanley, First Union, Prudential Securities, JP Morgan, Credit Lyonnais

Names of Underwriting syndicate members:
Goldman Sachs, Morgan Stanley, JP Morgan, Salomon Smith Barney,
Wachovia Securities

Name of Issuer:
Aramark Corporation

Title of Security:
Aramark Corporation

Date of First Offering:
12/10/01

Dollar Amount Purchased:
$895,436.00

Number of Shares Purchased:
38,932

Price Per Unit:
$23.00

Resolution Approved by the Board of Trustees:

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Goldman Sachs Japanese Equity Fund
Name of Underwriter From Who Purchased:
Daiwa Securities SMBC Co. Ltd.

Names of Underwriting syndicate members:
Goldman Sachs (Japan) Ltd. and Daiwa Securities SMBC Co. Ltd., etc.

Name of Issuer:
Komeri Co., Ltd.

Title of Security:
Common Stock

Date of First Offering:
2/19/02

Dollar Amount Purchased:
$USD 6,414.43

Number of Shares Purchased:
200

Price Per Unit:
JPY 2,134-

Resolution Approved by the Board of Trustees:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2002 for the Balanced Fund (fixed income portion); January 31, 2002 for the fixed income Funds and Global Sector Funds; February 28, 2002 for the equity Funds; and March 31, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.